ASSIGNMENT AND ASSUMPTION OF LEASES AND SUBLEASES

     For Ten dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, Angeles Partners XIV, a California limited partnership, (the "Assignor") hereby transfers, conveys and assigns unto ABMD, LTD., an Ohio limited liability company, (the "Assignee") all of the right, title and interest of the Assignor in and to all tenant leases and subleases currently in force and effect between the Assignor and tenants of that certain office building being sold by Assignor to Assignee as of the date hereof located at 6680 Poe Avenue, Vandalia, Ohio, commonly known as Park Center II, a brief description of which leases and subleases is set forth on Exhibit "A" attached hereto and incorporated herein by reference (the "Leases/Subleases").

     Assignee  hereby   assumes   the   obligations  of   Assignor   under   the
Leases/Subleases being transferred herein.

     IN WITNESS  WHEREOF, the  Assignor and  Assignee have  executed the  within
Assignment and Assumption of Leases and Subleases effective as of this       day
of July, 1996.
                         ASSIGNOR:
                         ANGELES PARTNERS XIV,
                         a California limited partnership

                         By:  Angeles Realty Corporation II, a
                              California corporation
                              (General Partner)

ATTEST:

/s/Kelley M. Buechler    By:  /s/Robert D. Long, Jr.
                         Its: Vice President


                         ASSIGNEE:

                         ABMD, LTD., an Ohio limited liability company

                         By: